As filed with the Securities and Exchange Commission on December 23, 1998

                                                                     File Nos.
                                                                       2-77880
                                                                      811-3479
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.   22                           (X)

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

  Amendment No.   25                                          (X)

                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
           (formerly Franklin New York Tax-Free Income Fund, Inc.)
              (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
      (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code (650) 312-2000

HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA  94404
       (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

   [ ] immediately upon filing pursuant to paragraph (b)
   [x] on January 1, 1999 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1)
   [ ] 75 days after filing pursuant to paragraph (a)(2)
   [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

   [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment



Title of Securities Being Registered:

Shares of Beneficial Interest:

      Franklin New York Tax-Free Income Fund - Class A
      Franklin New York Tax-Free Income Fund - Class B
      Franklin New York Tax-Free Income Fund - Class C




The Registrant's statement of additional information dated October 1, 1998, as filed with the Securities and Exchange Commission under Form Type 497 on October 5, 1998 (File Nos. 02-77880 and 811-3479) is hereby incorporated by reference.



PROSPECTUS


FRANKLIN NEW YORK
TAX-FREE INCOME FUND


INVESTMENT STRATEGY

TAX-FREE INCOME

OCTOBER 1, 1998  AS AMENDED JANUARY 1, 1999

CLASS A, B & C


Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated October 1, 1998, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE, JURISDICTION OR COUNTRY IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM DISTRIBUTORS.


FRANKLIN NEW YORK TAX-FREE INCOME FUND


October 1, 1998
as amended January 1, 1999


When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

TABLE OF CONTENTS

ABOUT THE FUND


Expense Summary .......................................................    2

Financial Highlights ..................................................    4

How Does the Fund Invest Its Assets? ..................................    5

What Are the Risks of Investing in the Fund? ..........................    9

Who Manages the Fund? .................................................    11

How Taxation Affects the Fund and Its Shareholders ....................    15

How Is the Trust Organized? ...........................................    17

ABOUT YOUR ACCOUNT

How Do I Buy Shares? ..................................................    18

May I Exchange Shares for Shares of Another Fund? .....................    25

How Do I Sell Shares? .................................................    28

What Distributions Might I Receive From the Fund?......................    30

Transaction Procedures and Special Requirements .......................    32

Services to Help You Manage Your Account ..............................    36

What If I Have Questions About My Account? ............................    38

GLOSSARY

Useful Terms and Definitions ..........................................    39


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN(R)


FRANKLIN NEW YORK TAX-FREE INCOME FUND

ABOUT THE FUND

EXPENSE SUMMARY


This table is designed to help you understand the costs of investing in the fund. It is based on the fund's historical expenses for the fiscal year ended May 31, 1998. The fund's actual expenses may vary.


                                       CLASS A1   CLASS B2  CLASS C1
A. SHAREHOLDER TRANSACTION EXPENSES3

   Maximum Sales Charge
(as a percentage of Offering Price)     4.25%      4.00%     1.99%
    Paid at time of purchase4           4.25%      None      1.00%
    Paid at redemption5                 None       4.00%     0.99%

B. ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

   Management Fees                     0.46%    0.46%    0.46%
   Rule 12b-1 Fees6                    0.07%    0.65%    0.65%
   Other Expenses                      0.05%    0.05%    0.05%
                                       -----------------------
   Total Fund Operating Expenses       0.58%    1.16%    1.16%
                                       =======================

C. EXAMPLE

      Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $10,000 that you invest in the fund.

                                 1 YEAR      3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------

CLASS A .....................    $4827       $603        $735        $1,120

CLASS B

 Assuming you sold your shares
at the end of the period ....    $518        $668        $838        $1,247 8

 Assuming you stayed in
the fund ....................    $118        $368        $638        $1,247 8

CLASS C......................    $315 9      $465        $732        $1,495


      THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.


1. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II.
2. The fund began offering Class B shares on January 1, 1999. Annual fund operating expenses are based on the expenses for Class A and C for the fiscal year ended May 31, 1998. The Rule 12b-1 fees are based on the maximum fees allowed under Class B's Rule 12b-1 plan.
3. If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
4. There is no front-end sales charge if you invest $1 million or more in Class A shares. Although Class B and C have a lower front-end sales charge than Class A, their Rule 12b-1 fees are higher. Over time you may pay more for Class B and C shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
5. A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more if you sell the shares within one year and to any Class C purchase if you sell the shares within 18 months. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase if you sell the shares within six years. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage for Class C is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
6. These fees may not exceed 0.10% for Class A and 0.65% for Class B and C. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the rules of the National Association of Securities Dealers, Inc.
7. Assumes a Contingent Deferred Sales Charge will not apply.
8. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.
9. For the same Class C investment, you would pay projected expenses of $217 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.


FINANCIAL HIGHLIGHTS


This table summarizes the fund's financial history. The information has been audited by PricewaterhouseCoopers LLP, the fund's independent auditor. The audit report covering each of the most recent five years appears in the Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1998. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

                                                                    CLASS A
                                                              YEAR ENDED MAY 31,
                                   1998       1997     1996    1995      1994       1993      1992     1991     1990    1989
                                -----------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,
beginning of year                   $11.66    $11.46   $11.75  $11.72   $12.07     $11.45    $10.94   $10.85   $11.05  $10.52
                                -----------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                 .66       .68      .70     .73      .75        .77       .78      .80      .80     .80
 Net realized and unrealized
gains (losses)                         .45       .23     (.28)    .06     (.34)       .63       .52      .09     (.21)    .54
                                -----------------------------------------------------------------------------------------------
Total from investment operations      1.11      .91      .42      .79      .41       1.40      1.30      .89      .59    1.34
                                -----------------------------------------------------------------------------------------------
Less distributions from:
 Net investment income                (.66)    (.68)    (.71)    (.76)    (.76)      (.78)     (.79)    (.80)    (.79)   (.81)
 Net realized gains                   (.03)    (.03)      --       --       --         --        --       --       --      --
                                -----------------------------------------------------------------------------------------------
Total distributions                   (.69)    (.71)    (.71)    (.76)    (.76)      (.78)     (.79)    (.80)    (.79)   (.81)
                                -----------------------------------------------------------------------------------------------
Net asset value, end of year        $12.08   $11.66   $11.46   $11.75   $11.72     $12.07    $11.45   $10.94   $10.85  $11.05
                                ===============================================================================================

Total return*                         9.83%    8.16%    3.65%    7.10%    3.18%     12.35%    12.05%    8.20%    5.25%  12.95%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (millions)  $4,824   $4,705  $4,709   $4,725     $4,610    $4,339   $3,571   $3,108  $2,915  $2,795
Ratios to average net assets:
 Expenses                              .58%     .59%     .58%     .57%     .52%       .52%      .51%     .50%     .50%    .51%
 Net investment income                5.57%    5.87%    5.99%    6.39%    6.19%      6.56%     7.01%    7.34%    7.30%   7.42%
Portfolio turnover rate              18.51%   11.18%   28.34%   40.56%   25.67%     12.28%    19.37%   18.62%   15.47%  25.68%


                                                                   CLASS C
                                                             YEAR ENDED MAY 31,
                                                 1998       1997         1996       19951,2
                                            -----------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year              $11.65     $11.45       $11.73      $11.50
                                            ----------------------------------------------
Income from investment operations:
 Net investment income                             .59        .63          .65         .05
 Net realized & unrealized gains (losses)          .45        .21         (.29)        .24
                                            ----------------------------------------------
Total from investment operations                  1.04        .84          .36         .29
                                            ----------------------------------------------
Less distributions from:
 Net investment income                            (.59)      (.61)        (.64)       (.06)
 Net realized gains                               (.03)      (.03)       --          --
                                            -------------------------------------------
Total distributions                               (.62)      (.64)        (.64)       (.06)
                                            -----------------------------------------------
Net asset value, end of year                    $12.07     $11.65       $11.45      $11.73
                                            ==============================================
Total return*                                     9.20%      7.52%        3.14%       2.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)             $108,686   $74,195      $39,047      $1,913
Ratios to average net assets:
 Expenses                                         1.16%      1.17%        1.16%       1.09%**
 Net investment income                            4.98%      5.30%        5.43%       5.32%**
Portfolio turnover rate                          18.51%     11.18%       28.34%      40.56%


*Total  return does not reflect sales  commissions  or the  Contingent  Deferred
Sales Charge and is not annualized. Before May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Annualized.


1Per share amounts have been calculated using the daily average shares outstanding during the period for Class C.


2For the period May 1, 1995 (effective date) to May 31, 1995, the fund paid a dividend to shareholders of record on the beginning of business, May 1, 1995, in the amount of $.06 per share. The Net Asset Value per share at the beginning of the period includes this dividend.

HOW DOES THE FUND INVEST ITS ASSETS?

A QUICK LOOK AT THE FUND

GOAL: High current tax-free income for New York residents.

STRATEGY: Invests in investment grade municipal securities whose interest is free from federal and New York personal income taxes.

WHAT IS THE MANAGER'S APPROACH?

The fund's manager tries to select securities that it believes will provide the best balance between risk and return within the fund's range of allowable investments. The manager considers a number of factors, including general market and economic conditions and the credit quality of the issuer, when selecting securities for the fund.

To provide tax-free income to shareholders, the manager typically uses a buy and hold strategy. This means it holds securities in the fund's portfolio for income purposes, rather than trading securities for capital gains. The manager may sell a security at any time, however, when it believes doing so could help the fund meet its goals.

While income is the most important part of return over time, the total return from a municipal security includes both income and price gains or losses. The fund's focus on income does not mean it invests only in the highest-yielding securities available, or that it can avoid losses of principal.

WHO MAY WANT TO INVEST?

The fund may be appropriate for investors in higher tax brackets who seek high current income that is free from federal and New York personal income taxes.

The value of the fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other federal and state political and economic news. When you sell your shares, they may be worth more or less than what you paid for them. Please consider your investment goals and tolerance for price fluctuations and risk when making your investment decision.

THE FUND IN MORE DETAIL

WHAT IS THE FUND'S GOAL?

The investment goal of the fund is to provide investors with as high a level of dividend income exempt from federal, New York state and New York City income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. This goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT KINDS OF SECURITIES DOES THE FUND BUY?

The fund tries to invest all of its assets in tax-free municipal securities, including bonds, notes and commercial paper.

MUNICIPAL SECURITIES are issued by state and local governments, their agencies and authorities, as well as by the District of Columbia and U.S. territories and possessions, to borrow money for various public or private projects. The issuer pays a fixed or variable rate of interest, and must repay the amount borrowed (the "principal") at maturity.

Municipal securities generally pay interest free from federal income tax. Municipal securities issued by New York state or its counties, municipalities, authorities, agencies, or other subdivisions ("New York municipal securities"), as well as municipal securities issued by U.S. territories such as Guam, Puerto Rico, or the U.S. Virgin Islands, also generally pay interest free from New York state and New York City personal income taxes for New York residents.

The fund normally invests:

 o at least 80% of its total assets in securities that pay interest free from federal income taxes, including the federal alternative minimum tax (this policy is fundamental);

 o at least 65% of its total assets in securities that pay interest free from the personal income taxes of New York state and New York City, although the fund tries to invest all of its assets in these securities; and

 o at least 65% of its total assets in New York municipal securities.

While the fund tries to invest 100% of its assets in tax-free municipal securities, it is possible, although not anticipated, that the fund may have a significant amount of its assets in securities that pay taxable interest. If you are subject to the federal alternative minimum tax, please keep in mind that the fund may also have a portion of its assets in municipal securities that pay interest subject to the federal alternative minimum tax.

QUALITY. All things being equal, the lower a security's credit quality, the higher the risk and the higher the yield the security generally must pay as compensation to investors for the higher risk.

A security's credit quality depends on the issuer's ability to pay interest on the security and, ultimately, to repay the principal. Independent rating agencies, such as Fitch, Moody's and S&P, often rate municipal securities based on their opinion of the issuer's credit quality. Most rating agencies use a descending alphabet scale to rate long-term securities. For example, Fitch and S&P use AAA, AA, A and BBB for their top four long-term ratings, while Moody's uses Aaa, Aa, A and Baa. Securities in the top four ratings are "investment grade," although securities in the fourth highest rating may have some speculative features. These ratings are described in more detail in the SAI.

An insurance company, bank or other foreign or domestic entity may provide credit support for a municipal security and enhance its credit quality. For example, some municipal securities are insured, which means they are covered by an insurance policy that insures the timely payment of principal and interest. Other municipal securities may be backed by letters of credit, guarantees, or escrow or trust accounts that contain securities backed by the full faith and credit of the U.S. government to secure the payment of principal and interest.

 o The fund only buys investment grade securities or unrated securities that the manager believes are comparable.

MATURITY. Municipal securities are issued with a specific maturity date - the date when the issuer must repay the amount borrowed. Maturities typically range from less than one year (short term) to 30 years (long term). In general, securities with longer maturities are more sensitive to price changes, although they may provide higher yields.

 o The fund has no restrictions on the maturity of the securities it may buy or on its average portfolio maturity, although it currently invests primarily in long-term securities.

VARIABLE AND FLOATING RATE SECURITIES have interest rates that change either at specific intervals or whenever a benchmark rate changes. While this feature helps to protect against a decline in the security's market price, it also lowers the fund's income when interest rates fall. Of course, the fund's income from its variable rate investments may also increase if interest rates rise.

 o The fund may invest in investment grade variable and floating rate securities.

MUNICIPAL LEASE OBLIGATIONS finance the purchase of public property. The property is leased to the state or a local government, and the lease payments are used to pay the interest on the obligations. Municipal lease obligations differ from other municipal securities because the lessee's governing body must set aside the money to make the lease payments each year. If the money is not set aside, the issuer or the lessee can end the lease without penalty. If the lease is cancelled, investors who own the municipal lease obligations may not be paid.

 o The fund may invest in municipal lease obligations without limit, if the obligations meet the fund's quality and maturity standards.

WHAT ARE SOME OF THE FUND'S OTHER INVESTMENT STRATEGIES AND PRACTICES?

TEMPORARY INVESTMENTS. When the manager believes unusual or adverse economic, market or other conditions exist, it may invest the fund's portfolio in a temporary defensive manner. Under these circumstances, the fund may invest all of its assets in securities that pay taxable interest, including (i) municipal securities issued by a state or local government other than New York, or by a U.S. territory such as Guam, Puerto Rico or the U.S. Virgin Islands; (ii) high quality commercial paper and obligations of U.S. banks (including commercial banks and savings and loan associations) with assets of $1 billion or more; or
(iii) securities issued or guaranteed by the full faith and credit of the U.S. government.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS are those where payment and delivery for the security take place at a future date. Since the market price of the security may fluctuate during the time before payment and delivery, the fund assumes the risk that the value of the security at delivery may be more or less than the purchase price.

DIVERSIFICATION. Diversification involves limiting the amount of money invested in any one issuer or, on a broader scale, in any one state or type of project to help spread and reduce the risks of investment. A fund can be either diversified or non-diversified. A non-diversified fund may invest a greater portion of its assets in the securities of one issuer than a diversified fund. Economic, business, political or other changes can affect all securities of a similar type. A non-diversified fund may be more sensitive to these changes.

o The fund is a diversified fund. The fund may, however, invest more than 25% of its assets in municipal securities that finance similar types of projects,
   such  as  hospitals,  housing,  industrial  development,   transportation  or
   pollution control.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

Like all investments, an investment in the fund involves risks. The risks of the fund are basically the same as those of other investments in municipal securities of similar quality, although an investment in the fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Because the fund holds many securities, it is likely to be less risky than any one, or few, directly held municipal investments.

GENERAL RISK. There is no assurance that the fund will meet its investment goal. The fund's share price, and the value of your investment, may change. Generally, when the value of the fund's investments go down, so does the fund's share price. Similarly, when the value of the fund's investments go up, so does the fund's share price. Since the value of the fund's shares can go up or down, it is possible to lose money by investing in the fund.

INTEREST RATE RISK is the risk that changes in interest rates can reduce the value of a security. When interest rates rise, municipal security prices fall. The opposite is also true: municipal security prices go up when interest rates fall. To explain why this is so, assume you hold a municipal security offering a 5% yield. A year later, interest rates are on the rise and comparable securities are offered with a 6% yield. With higher-yielding securities available, you would have trouble selling your 5% security for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% municipal securities were being offered, you would be able to sell your 5% security for more than you paid.

INCOME RISK is the risk that the fund's income will decrease due to falling interest rates. Since the fund can only distribute what it earns, the fund's distributions to its shareholders may decline when interest rates fall.

CREDIT RISK is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Even securities supported by credit enhancements have the credit risk of the entity providing the credit support. Credit support provided by a foreign entity may be less certain because of the possibility of adverse foreign economic, political or legal developments that may affect the ability of that foreign entity to meet its obligations. Changes in the credit quality of the credit provider could affect the value of the security and the fund's share price.

MARKET RISK is the risk that a security's value will be reduced by market activity or the results of supply and demand. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to increase.

CALL RISK is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the fund may have to replace it with a lower-yielding security. At any time, the fund may have a large amount of its assets invested in municipal securities subject to call risk, including escrow-secured or defeased bonds. A call of some or all of these securities may lower the fund's income and its distributions to shareholders.

NEW YORK RISKS. Since the fund invests heavily in New York municipal securities, events in New York are likely to affect the fund's investments and its performance. These events may include:

o economic or political policy changes;

o tax base erosion;

o state constitutional limits on tax increases;

o budget deficits and other financial difficulties; and

o changes in the ratings assigned to New York's municipal issuers.

A negative change in any one of these or other areas could affect the ability of New York's municipal issuers to meet their obligations. Both New York state and New York City have experienced financial difficulties in the past. It is important to remember that economic, budget and other conditions within New York are unpredictable and can change at any time.


YEAR 2000. When evaluating current and potential portfolio positions, Year 2000 is one of the factors the fund's manager considers.

The manager will rely upon public filings and other statements made by issuers about their Year 2000 readiness. The manager, of course, cannot audit each issuer and its major suppliers to verify their Year 2000 readiness.

If an issuer in which the fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its security will also be adversely affected. A decrease in the value of one or more of the fund's portfolio holdings will have a similar impact on the price of the fund's shares. Please see "Year 2000 Problem" under "Who Manages the Fund?" for more information.


FOR MORE INFORMATION ABOUT THE FUND'S RISKS. The fund's SAI also has information about the fund's investment policies and their risks, including specific information on New York's economy and financial strength. Please see "How Does the Fund Invest Its Assets?" and "What Are the Risks of Investing in the Fund?" in the SAI.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.


INVESTMENT MANAGER. As of October 1, 1998, Franklin Advisers, Inc. manages the fund's assets and makes its investment decisions. The manager also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, the manager and its affiliates manage over $208 billion in assets, including more than $50 billion in the municipal securities market. The terms and conditions of the management services the manager provides to the fund are the same as those of the previous manager. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.


MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is:

Mark Orsi
Portfolio Manager, Franklin Advisers, Inc.

Mr. Orsi has been an analyst or portfolio manager for the fund since 1990. He holds a Bachelor of Science degree in Finance from Santa Clara University. He joined the Franklin Templeton Group in 1990. He is a member of several securities industry-related committees and associations.

Thomas Kenny
Executive Vice President, Franklin Advisers, Inc.

Mr. Kenny has been an analyst or portfolio manager for the fund since 1987. He is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in Finance from Golden Gate University and a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara. Mr. Kenny joined the Franklin Templeton Group in 1986. He is a member of several securities industry-related committees and associations.

Sheila Amoroso
Vice President, Franklin Advisers, Inc.

Ms. Amoroso has been an analyst or portfolio manager for the fund since 1987. She holds a Bachelor of Science degree from San Francisco State University. She joined the Franklin Templeton Group in 1986. She is a member of several securities industry-related committees and associations.

MANAGEMENT FEES. During the fiscal year ended May 31, 1998, management fees totaling 0.46% of the average monthly net assets of the fund were paid to the manager. Total expenses, including fees paid to the manager, were 0.58% for Class A and 1.16% for Class C.

PORTFOLIO TRANSACTIONS. The manager tries to obtain the best execution on all transactions. If the manager believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How Does the Fund Buy Securities for Its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with the manager, FT Services provides certain administrative services and facilities for the fund. During the fiscal year ended May 31, 1998, administration fees totaling 0.09% of the average daily net assets of the fund were paid to FT Services. These fees are paid by the manager. They are not a separate expense of the fund. Please see "Investment Management and Other Services" in the SAI for more information.


YEAR 2000 PROBLEM. The fund's business operations depend on a worldwide network of computer systems that contain date fields, including securities trading systems, securities transfer agent operations and stock market links. Many of the systems currently use a two digit date field to represent the date, and unless these systems are changed or modified, they may not be able to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem). In addition, the fact that the Year 2000 is a non-standard leap year may create difficulties for some systems.

When the Year 2000 arrives, the fund's operations could be adversely affected if the computer systems used by the manager, its service providers and other third parties it does business with are not Year 2000 ready. For example, the fund's portfolio and operational areas could be impacted, including securities trade processing, interest and dividend payments, securities pricing, shareholder account services, reporting, custody functions and others.

The fund's manager and its affiliated service providers are making a concerted effort to take steps they believe are reasonably designed to address their Year 2000 problems. Of course, the fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the fund and its manager may have no control.


THE RULE 12B-1 PLANS


Each class has a separate distribution or "Rule 12b-1" plan under which the fund shall pay or may reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class A plan may not exceed 0.10% per year of Class A's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class A purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class B plan, the fund pays Distributors up to 0.50% per year of Class B's average daily net assets to pay Distributors for providing distribution and related services and bearing certain Class B expenses. All distribution expenses over this amount will be borne by those who have incurred them. Securities Dealers are not eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class B's average daily net assets under the Class B plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities. Securities Dealers may be eligible to receive this portion of the Rule 12b-1 fees from the date of purchase. After 8 years, Class B shares convert to Class A shares and Securities Dealers may then receive the Rule 12b-1 fees applicable to Class A.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

Under the Class C plan, the fund may pay Distributors up to 0.50% per year of Class C's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class C expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class C shares, Securities
Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.15% per year of Class C's average daily net assets under the Class C plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.


The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.


HOW TAXATION AFFECTS
THE FUND AND ITS SHAREHOLDERS

--------------------------------------------------------------------------------
Taxation of the Fund's Investments.     HOW DOES THE FUND EARN
The fund invests your money in the      INCOME AND GAINS?
municipal and other securities
described in the section "How Does the  The fund earns interest and other
Fund Invest Its Assets?" Special tax    income (the fund's "income") on its
rules may apply when determining the    investments. When the fund sells a
income and gains that the fund earns    security for a price that is higher
on its investments. These rules may,    than it paid, it has a gain. When the
in turn, affect the amount of           fund sells a security for a price that
distributions that the fund pays to     is lower than it paid, it has a loss.
you. These special tax rules are        If the fund has held the security for
discussed in the SAI.                   more than one year, the gain or loss
                                        will be a long-term capital gain or
Taxation of the Fund. As a regulated    loss. If the fund has held the
investment company, the fund generally  security for one year or less, the
pays no federal income tax on the       gain or loss will be a  short-term
income  and gains that it distributes   capital gain or loss. The fund's gains
to you.                                 and losses are netted together, and,
                                        if the fund has a net gain  (the  fund's
                                        "gains"), that gain will generally be distributed to you.


--------------------------------------------------------------------------------
TAXATION OF SHAREHOLDERS                WHAT IS A DISTRIBUTION?


Distributions. Distributions made to    As a shareholder, you will receive
you from interest income on municipal   your share of the fund's income and
securities will be exempt from the      gains on its investments. The fund's
regular federal income tax.             interest income on municipal
Distributions made to you from other    securities is paid to you as
income on temporary investments,        exempt-interest dividends. The fund's
short-term capital gains, or ordinary   ordinary income and short-term capital
income from the sale of market          gains are paid to you as ordinary
discount bonds will be taxable to you   dividends. The fund's long-term
as ordinary dividends, whether you      capital gains are paid to you as
receive them in cash or in additional   capital gain distributions. If the
shares. Distributions made to you from  fund pays you an amount in excess of
interest on certain private activity    its income and gains, this excess will
bonds, while still exempt from the      generally be treated as a non-taxable
regular federal income tax, are a       distribution. These amounts, taken
preference item when determining your   together, are what we call the fund's
alternative minimum tax.                distributions to you.


--------------------------------------------------------------------------------
The fund will send you a statement in January of the current year that reflects the amount of exempt-interest dividends, ordinary dividends, capital gain distributions, interest income that is a tax preference item under the alternative minimum tax and non-taxable distributions you received from the fund in the prior year. This statement will include distributions declared in December and paid to you in January of the current year, but which are taxable as if paid on December 31 of the prior year. The IRS requires you to report these amounts on your income tax return for the prior year.

Dividends-Received Deduction. It is anticipated that no portion of the fund's distributions will qualify for the corporate dividends-received deduction.


--------------------------------------------------------------------------------
REDEMPTIONS AND EXCHANGES. If you       WHAT IS A REDEMPTION?
redeem your shares or if you exchange
your shares in the fund for shares in   A redemption is a sale by you to the
another Franklin Templeton Fund, you    fund of some or all of your shares in
will generally have a gain or loss      the fund. The price per share you
that the IRS requires you to report on  receive when you redeem fund shares
your income tax return. If you          may be more or less than the price at
exchange fund shares held for 90 days   which you purchased those shares. An
or less and pay no sales charge, or a   exchange of shares in the fund for
reduced sales charge, for the new       shares of another Franklin Templeton
shares, all or a portion of the sales   Fund is treated as a redemption of
charge you paid on the purchase of the  fund shares and then a purchase of
shares you exchanged is not included    shares of the other fund. When you
in their cost for purposes of           redeem or exchange your shares, you
computing gain or loss on the           will generally have a gain or loss,
exchange. If you hold your shares for   depending upon whether the amount you
six months or less, any loss you have   receive for your shares is more or
will be disallowed to the extent of     less than your cost or other basis in
any exempt-interest dividends paid on   the shares.
your shares. Any such loss not
disallowed will be treated as a
long-term capital loss to the extent
of any long-term capital gain
distributions paid on your shares. All
or a portion of any loss on the
redemption or exchange of your shares
will be disallowed by the IRS if you
buy other shares in the fund within 30
days before or after your redemption
or exchange.


--------------------------------------------------------------------------------
NEW YORK STATE TAXES. Ordinary dividends and capital gain distributions that you receive from the fund, and gains arising from redemptions or exchanges of your fund shares, will generally be subject to state and local income tax. Distributions paid from the interest earned on New York municipal securities will generally be exempt from New York state and New York City personal income taxes. Dividends paid from interest earned on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam) will also generally be exempt from New York state and New York City personal income taxes. Investments in municipal securities of other states generally do not qualify for tax-free treatment. Corporate taxpayers subject to the New York state franchise tax are subject to special rules. The holding of fund shares may also be subject to state and local intangibles taxes. The fund will provide you with information at the end of each calendar year on the amounts of such dividends that may qualify for exemption from reporting on your individual income tax returns. You may wish to contact your tax advisor to determine the state and local tax consequences of your investment in the fund.


SOCIAL SECURITY AND RAILROAD RETIREMENT BENEFITS. Exempt-interest dividends paid to you, although exempt from the regular federal income tax, are includable in the tax base for determining the taxable portion of your social security or railroad retirement benefits. The IRS requires you to disclose these exempt-interest dividends on your federal income tax return


NON-U.S. INVESTORS. Ordinary dividends generally will be subject to U.S. income tax withholding. Your home country may also tax ordinary dividends, exempt-interest dividends, capital gain distributions and gains arising from redemptions or exchanges of your fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. You may wish to contact your tax advisor to determine the U.S. and non-U.S. tax consequences of your investment in the fund.


--------------------------------------------------------------------------------
BACKUP WITHHOLDING. When you open an    WHAT IS A BACKUP WITHHOLDING?
account, IRS regulations require that
you provide your taxpayer               Backup withholding occurs when the
identification number ("TIN"), certify  fund is required to withhold and pay
that it is correct, and certify that    over to the IRS 31% of your
you are not subject to backup           distributions and redemption proceeds.
withholding under IRS rules. If you     You can avoid backup withholding by
fail to provide a correct TIN or the    providing the fund with your TIN, and
proper tax certifications, the IRS      by completing the tax certifications
requires the fund to withhold 31% of    on your shareholder application that
all the distributions (including        you were asked to sign when you opened
ordinary dividends and capital gain     your account. However, if the IRS
distributions), and redemption          instructs the fund to begin backup
proceeds paid to you. The fund is also  withholding, it is required to do so
required to begin backup withholding    even if you provided the fund with
on your account if the IRS instructs    your TIN and these tax certifications,
the fund to do so. The fund reserves    and backup withholding will remain in
the right not to open your account,     place until the fund is instructed by
or, alternatively, to redeem your       the IRS that it is no longer required.
shares at the current Net Asset Value,
less any taxes withheld, if you fail to
provide a correct TIN, fail to provide
the proper tax certifications, or the IRS instructs the fund to begin backup withholding on your account.


--------------------------------------------------------------------------------


THIS TAX DISCUSSION IS FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND. FOR A MORE COMPLETE DISCUSSION OF THESE RULES AND RELATED MATTERS, PLEASE SEE "ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES" IN THE SAI.


HOW IS THE TRUST ORGANIZED?


The fund is a series of Franklin New York Tax-Free Income Fund (the "Trust"), an open-end management investment company, commonly called a mutual fund. It was organized as a New York corporation on May 14, 1982, reorganized as a Delaware business trust in its present form on May 1, 1997, and is registered with the SEC. The fund offers three classes of shares: Franklin New York Tax-Free Income Fund - Class A, Franklin New York Tax-Free Income Fund Class B, and Franklin New York Tax-Free Income Fund - Class C. Additional series and classes of shares may be offered in the future.


Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.

The Trust has noncumulative voting rights. This gives holders of more than 50% of the shares voting the ability to elect all of the members of the Board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the Board.


The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the Board to consider the removal of a Board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by the Board in its discretion.

ABOUT YOUR ACCOUNT


HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request. PLEASE KEEP IN MIND THAT THE FUND DOES NOT CURRENTLY ALLOW INVESTMENTS BY MARKET TIMERS.

1. Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

   o To open a regular account .........................................$1,000
   o To open a custodial account for a minor (an UGMA/UTMA account) ....$  100
   o To open an account with an automatic investment plan ..............$   50
   o To add to an account ..............................................$   50

   We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.


3. Carefully complete and sign the enclosed account application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. Please also indicate which class of shares you want to buy. If you do not specify a class, we will invest your purchase in Class A shares. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.


4. Make your investment using the table below.


METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------


BY MAIL                 For an initial investment:
                          Return the application to the fund with your check made payable to the fund.

                        For additional investments:
                          Send a check made payable to the fund. Please include your account number on the check.

------------------------------------------------------------------------------
BY WIRE                 1.  Call Shareholder Services or, if that number is
                            busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.


                        2. For an initial investment you must also return your signed account application to the fund.


                           IMPORTANT DEADLINES: If we receive your call before 1:00 p.m. Pacific time and the bank receives the wired funds and reports the receipt of wired funds to the fund by 3:00 p.m. Pacific time, we will credit the purchase to your account that day. If we receive your call after 1:00 p.m. or the bank receives the wire after 3:00 p.m., we will credit the purchase to your account the following business day.

------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

CHOOSING A SHARE CLASS


Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your financial representative can help you decide.

--------------------------------------------------------------------------------
Class A*                   Class B*                   Class C*
--------------------------------------------------------------------------------
o Front-end sales charge   o No front-end sales       o Front-end sales charge
  of 4.25% or less           charge                     of 1%

o Contingent Deferred     o Contingent Deferred      o Contingent Deferred Sales
  Charge of 1% on           Sales Charge of 4% or      Sales Charge of 1% on
  purchases of $1 million   less on shares you sell    shares you sell within
  or more sold within one   within six years           18 months year

o Lower annual expenses    o Higher annual expenses   o Higher annual expenses
  than Class B or C due      than Class A (same as      than Class A (same as
  to lower Rule 12b-1 fees   Class C) due to higher     Class B) due to higher
                             Rule 12b-1 fees.           Rule 12b-1 fees. No
                             Automatic conversion to    conversion to Class A
                             Class A shares after       shares, so annual
                             eight years, reducing      expenses do not
                             future annual expenses.    decrease.

o No maximum purchase      o Maximum purchase amount  o Maximum purchase
  amount                     of $249,999. We invest     amount of $999,999. We
                             any investment of          invest any investment
                             $250,000 or more in        of $1 million or more
                             Class A shares, since a    in Class A shares,
                             reduced front-end sales    since there is no
                             charge is available and    front-end sales charge
                             Class A's annual           and Class A's annual
                             expenses are lower.        expenses are lower.

--------------------------------------------------------------------------------

*Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. The fund began offering Class B shares on January 1, 1999.


PURCHASE PRICE OF FUND SHARES


For Class A shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class C shares is 1% and, unlike Class A, does not vary based on the size of your purchase. There is no front-end sales charge for Class B shares.

                                         TOTAL SALES CHARGE     AMOUNT PAID TO
                                         AS A PERCENTAGE OF      DEALER AS A
AMOUNT OF PURCHASE                      OFFERING   NET AMOUNT   PERCENTAGE OF
AT OFFERING PRICE                        PRICE      INVESTED    OFFERING PRICE
-------------------------------------------------------------------------------
CLASS A
Under $100,000 ......................    4.25%      4.44%        4.00%
$100,000 but less than $250,000......    3.50%      3.63%        3.25%
$250,000 but less than $500,000......    2.50%      2.56%        2.25%
$500,000 but less than $1,000,000....    2.00%      2.04%        1.85%
$1,000,000 or more* .................    None       None         None
CLASS B* ............................    None       None         None

CLASS C
Under $1,000,000* ...................    1.00%      1.01%       1.00%

*A Contingent Deferred Sales Charge of 1% may apply to Class A purchases of $1 million or more and any Class C purchase. A Contingent Deferred Sales Charge of up to 4% may apply to any Class B purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.


SALES CHARGE REDUCTIONS AND WAIVERS


 - IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you do not include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS A ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class A purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

LETTER OF INTENT - CLASS A ONLY. You may buy Class A shares at a reduced sales charge by completing the Letter of Intent section of the account application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class A shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE ACCOUNT APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your Letter.


o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.


GROUP PURCHASES - CLASS A ONLY. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.


A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.


SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class A shares only, except for items 1 and 2 which also apply to Class B and C purchases.


Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:


1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the same class of shares. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class A shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

    If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares. If you own both Class A and B shares and you later sell your shares, we will sell your Class A shares first, unless otherwise instructed.

    Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

    This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.


3.  Dividend or capital gain  distributions  from a real estate investment trust
    (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

    If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.


    If you paid a contingent deferred sales charge when you sold your Class A shares from a Templeton Global Strategy Fund, we will credit your account with the amount of the contingent deferred sales charge paid but a new Contingent Deferred Sales Charge will apply.


    If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.


Various individuals and institutions also may buy Class A shares without a front-end sales charge or Contingent Deferred Sales Charge, including:


 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.   Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

OTHER PAYMENTS TO SECURITIES DEALERS


The payments described below may be made to Securities Dealers who initiate and are responsible for Class B and C purchases and certain Class A purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

 1. Class A purchases of $1 million or more - up to 0.75% of the amount invested.

 2.  Class B purchases - up to 3% of the amount invested.

 3.  Class C purchases - up to 1% of the purchase price.

 4. Class A purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1 or 3 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.


FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.


If you own Class A shares, you may exchange into any of our money funds except Franklin Templeton Money Fund. Franklin Templeton Money Fund is the only money fund exchange option available to Class B and C shareholders. Unlike our other money funds, shares of Franklin Templeton Money Fund may not be purchased directly and no drafts (checks) may be written on Franklin Templeton Money Fund accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment goal and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class B or C shares.

METHOD                  STEPS TO FOLLOW
------------------------------------------------------------------------------


BY MAIL                 1. Send us signed written instructions

                        2. Include any outstanding share certificates for the
                            shares you want to exchange

------------------------------------------------------------------------------
BY PHONE                Call Shareholder Services or TeleFACTS(R)


                        - If you do not want the ability to exchange by phone to apply to your account, please let us know.


------------------------------------------------------------------------------
THROUGH YOUR DEALER     Call your investment representative
------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?


You can exchange shares between most Franklin Templeton Funds, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the front-end sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. The purchase price for determining a Contingent Deferred Sales Charge on exchanged shares will be the price you paid for the original shares.


For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.


If you exchange Class A shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class B or C shares for the same class of shares of Franklin Templeton Money Fund, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.


For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares.


o You may only exchange shares within the same class, except as noted below. If you exchange your Class B shares for the same class of shares of another
   Franklin Templeton Fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."


o  The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.


o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request,
   (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Currently, the fund does not allow investments by Market Timers.


Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES


Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Advisor Class" or "Class Z" shares. Because the fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for Class A shares of the fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares of that fund. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. also may exchange their Class Z shares for Class A shares of the fund at Net Asset Value.


HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.


METHOD            STEPS TO FOLLOW
------------------------------------------------------------------------------


BY MAIL           1. Send us signed written instructions. If you would like
                     your redemption proceeds wired to a bank account, your instructions should include:

                     o The name, address and telephone number of the bank
                       where you want the proceeds sent

                     o Your bank account number

                     o The Federal Reserve ABA routing number

                     o If you are using a savings and loan or credit union,
                       the name of the corresponding bank and the account number

                  2. Include any outstanding share certificates for the shares you are selling

                  3.  Provide a signature guarantee if required

                  4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
------------------------------------------------------------------------------

BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                  Telephone requests will be accepted:


                  o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.


                  o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                  o Unless the address on your account was changed by phone within the last 15 days


                     - If you do not want the ability to redeem by phone to apply to your account, please let us know.


------------------------------------------------------------------------------
THROUGH
YOUR DEALER       Call your investment representative
------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

CONTINGENT DEFERRED SALES CHARGE


For Class A purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class A investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class C purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

For Class B shares, there is a Contingent Deferred Sales Charge if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

                                    THIS % IS DEDUCTED
IF YOU SELL YOUR CLASS B            FROM YOUR PROCEEDS AS A
SHARES WITHIN THIS MANY             CONTINGENT DEFERRED
YEARS AFTER BUYING THEM             SALES CHARGE
--------------------------------------------------------------
1 Year ......................          4
2 Years .....................          4
3 Years .....................          3
4 Years .....................          3
5 Years .....................          2
6 Years .....................          1
7 Years .....................          0

For each class, we will first redeem any shares in your account that are not subject to a Contingent Deferred Sales Charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.


Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o Account fees

o Redemptions by the fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
  1995


o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's Net Asset Value depending on the frequency of your plan


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.


The fund intends to pay a dividend at least monthly, on or about the 15th day of the month, representing its net investment income. Capital gains, if any, may be distributed annually. The amount of these distributions will vary and there is no guarantee the fund will pay dividends. The fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

To receive a distribution, you must be a shareholder on the record date. The record dates for the fund's distributions will vary. Please keep in mind that if you invest in the fund shortly before the record date of a distribution, any distribution will lower the value of the fund's shares by the amount of the distribution. If you invest in the fund shortly before the fund deducts a capital gain distribution from its Net Asset Value, you will receive some of your investment back in the form of a taxable distribution. If you would like information on upcoming record dates for the fund's distributions, please call 1-800/DIAL BEN.


Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of each class.



DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:


1. BUY ADDITIONAL SHARES OF THE FUND - You may reinvest distributions you receive from the fund in additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments. Please note that distributions may only be directed to an existing account.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive your distributions from the fund in cash. If you have the money sent to another person or to a checking or savings account, you may need a signature guarantee. If you send the money to a checking or savings account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class C shareholders who chose to reinvest their distributions in Class A shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class B and C shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

PLEASE INDICATE ON YOUR APPLICATION THE DISTRIBUTION OPTION YOU HAVE CHOSEN, OTHERWISE WE WILL REINVEST YOUR DISTRIBUTIONS IN THE SAME SHARE CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option.


TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How Are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The fund's name,

o The class of shares,

o A description of the request,

o For exchanges, the name of the fund you are exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.


JOINT  ACCOUNTS.  For accounts  with more than one  registered  owner,  the fund accepts written instructions signed by only one owner for certain types of transactions or account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.


Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:


1) You wish to sell over $100,000 worth of shares,


2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association.
A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT   DOCUMENTS REQUIRED
------------------------------------------------------------------------------

CORPORATION       Corporate Resolution

------------------------------------------------------------------------------
PARTNERSHIP       1. The pages from the partnership agreement that identify
                     the general partners, or

                  2. A certification for a partnership agreement

------------------------------------------------------------------------------
TRUST             1. The pages from the trust document that identify the
                     trustees, or

                  2. A certification for trust
------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN


Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking or savings account to the fund each month to buy additional shares. If you are interested in this program, please refer to the account application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by calling Shareholder Services.

AUTOMATIC PAYROLL DEDUCTION - CLASS A ONLY

You may have money transferred from your paycheck to the fund to buy additional Class A shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.


SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.


If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the account application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking or savings account. If you choose to have the money sent to a checking or savings account, please see "Electronic Fund Transfers" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.


You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS

You may choose to have dividend and capital gain distributions or payments under a systematic withdrawal plan sent directly to a checking or savings account. If the account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;


o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and


o request duplicate statements and deposit slips for Franklin Templeton accounts.


You will need the code number for each class to use TeleFACTS(R). The code number is 115 for Class A, 315 for Class B and 215 for Class C.


STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and the manager are also located at this address. You may also contact us by phone at one of the numbers listed below.


                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME             TELEPHONE NO.    (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------
Shareholder Services        1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services             1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information            1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                            (1-800/342-5236) 6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plan Services    1-800/527-2020   5:30 a.m. to 5:00 p.m.
Institutional Services      1-800/321-8563   6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)      1-800/851-0637   5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

BOARD - The Board of Trustees of the Trust

CD - Certificate of deposit


CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A", "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.


CODE - Internal Revenue Code of 1986, as amended


CONTINGENCY PERIOD - For Class A shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. The contingency period is six years for Class B shares and 18 months for Class C shares. The holding period begins on the day you buy your shares. For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your Class A or C shares within the Contingency Period. For Class B, the maximum CDSC is 4% and declines to 0% after six years.


DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Trustees."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FITCH - Fitch Investors Service, Inc.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.


MOODY'S - Moody's - Investors Service, Inc.


NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange


OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.

FGF09/98    115 P 01/99

115*SA

                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999

                           Class A - Formerly Class I
                           Class B - New Share Class
                           Class C - Formerly Class II



                        SUPPLEMENT DATED JANUARY 1, 1999
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              DATED OCTOBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, the fund offers three classes of shares: Class A, Class B and Class C. Before January 1, 1999, Class A shares were designated Class I and Class C shares were designated Class II. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The following is added to the "Officers and Trustees" section:

As of November 25, 1998, the officers and Board members, as a group, owned of record and beneficially the following shares of the fund: approximately 24,655 Class A shares, or less than 1% of the total outstanding Class A shares of the fund.

III. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

IV.   In the section "The Rule 12b-1 Plans," found under "The Fund's
Underwriter,"

(a) the first sentence is replaced with the following:

Each class has a separate distribution or "Rule 12b-1" plan that was adopted pursuant to Rule 12b-1 of the 1940 Act.

(b) the following paragraphs are added after the section "The Class I Plan:"

THE CLASS B PLAN. Under the Class B plan, the fund pays Distributors up to 0.50% per year of the class' average daily net assets, payable quarterly, to pay Distributors or others for providing distribution and related services and bearing certain expenses. All distribution expenses over this amount will be borne by those who have incurred them. The fund may also pay a servicing fee of up to 0.15% per year of the class' average daily net assets, payable quarterly. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The expenses relating to the Class B plan are also used to pay Distributors for advancing the commission costs to Securities Dealers with respect to the initial sale of Class B shares. Further, the expenses relating to the Class B plan may be used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commission costs to Securities Dealers.

(c) and the section "The Class I and Class II Plans" is renamed "The Class A, B and C Plans."

V. The following paragraph is added under "Miscellaneous Information:"

The Information Services & Technology division of Resources established a Year 2000 Project Team in 1996. This team has already begun making necessary software changes to help the computer systems that service the fund and its shareholders to be Year 2000 compliant. After completing these modifications, comprehensive tests are conducted in one of Resources' U.S. test labs to verify their effectiveness. Resources continues to seek reasonable assurances from all major hardware, software or data-services suppliers that they will be Year 2000 compliant on a timely basis. Resources is also beginning to develop a contingency plan, including identification of those mission critical systems for which it is practical to develop a contingency plan. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.

VI. In the "Useful Terms and Definitions" section, the definitions of "Class I and Class II" and "Offering Price" are replaced with the following:

CLASS A, CLASS B AND CLASS C - The fund offers three classes of shares, designated "Class A," "Class B" and "Class C." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 4.25% for Class A and 1% for Class C. There is no front-end sales charge for Class B. We calculate the offering price to two decimal places using standard rounding criteria.


                 Please keep this supplement for future reference.


                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                              FILE NOS. 2-77880
                                   811-3479
                                  FORM N-1A
                                    PART C
                              OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements

      Audited Financial Statements are incorporated herein by reference to the Registrant's Annual Report to Shareholders dated May 31, 1998 as filed with the SEC electronically on Form Type N-30D on July 20, 1998

      (i)   Financial Higlights

      (ii)  Statement of Investments - May 31, 1998

      (iii) Statement of Assets and Liabilities - May 31, 1998

      (iv)  Statement of Operations - for the year ended May 31, 1998

      (v) Statements of Changes in Net Assets - for the years ended May 31, 1998 and 1997

      (vi)  Notes to Financial statements

      (vii)Independent Auditor's Report

(b)  Exhibits:

The following exhibits are incorporated by reference except for exhibits 6(ii), 8(iv) and 11(i), which are attached herewith.

       (1)  copies of the charter as now in effect;

            (i)   Agreement and Declaration of Trust dated July 15, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: February 28, 1997

            (ii)  Certificate of Trust dated July 29, 1996
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: February 28, 1997

           (iii)  Agreement and Plan of Reorganization dated July 30, 1996
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date:  July 20, 1998

      (2) copies of the existing By-Laws or instruments corresponding thereto;

            (i)   By-Laws
                  Filing: Post-Effective Amendment No. 18 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: February 28, 1997

      (3) copies of any voting trust agreement with respect to more than 5 percent of any class of equity securities of the Registrant;

            Not Applicable

      (4) copies of all instruments defining the rights of the holders of the securities being registered including, where applicable, the relevant portion of the articles of incorporation or by-laws of the Registrant;

            Not Applicable

      (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

            (i) Management Agreement between Registrant and Franklin Investment Advisory Services, Inc., dated May 1, 1997
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 22, 1997

      (6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

            (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated May 1, 1997
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 22, 1997

            (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities

      (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

      (8)  copies of all custodian agreements and depository contracts under
            Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

            (i) Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 26, 1996

            (ii) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 17 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 26, 1996

          (iii) Amendment dated February 27, 1998, to Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: July 20, 1998

            (iv)  Foreign Custody Manager Agreement between the
                  Registrant and Bank of New York dated July 30, 1998

      (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

      (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

            (i)   Opinion and consent of counsel dated July 14, 1998
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date:  July 20, 1998

      (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this Registration Statement and required by Section 7 of the 1933 Act;

            (i)   Consent of Independent Auditors

      (12) all financial statements omitted from Item 23;

            Not Applicable

      (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            (i)   Letter of Understanding dated April 12, 1995
                  Filing: Post-Effective Amendment No. 15 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: July 31, 1995

      (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

      (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

            (i) Class I Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant on behalf of Franklin New York Tax-Free Income Fund dated May 1, 1997
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 22, 1997


            (ii) Class II Distribution Plan pursuant to Rule 12b-1 between Franklin/Templeton Distributors, Inc., and the Registrant on behalf of Franklin New York Tax-Free Income Fund dated May 1, 1997
                  Filing: Post-Effective Amendment No. 20 to Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date: September 22, 1997

           (iii) Form of Class B Distribution Plan pursuant to Rule 12b-1 dated October 16, 1998

      (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited)

            Not Applicable

      (17)  Power of Attorney

            (i)   Power of Attorney dated March 19, 1998
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date:  July 20, 1998

            (ii)  Certificate of Secretary dated March 19, 1998
                  Filing: Post-Effective Amendment No. 22 to
                  Registration Statement on Form N-1A
                  File No. 2-77880
                  Filing Date:  July 20, 1998

      (18) copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act

            (i)   Form of Multiple Class Plan

      (27) Financial Data Schedule

            Not Applicable

ITEM 25   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 26   NUMBER OF HOLDERS OF SECURITIES

            Not Applicable

ITEM 27   INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a Court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Please see the Declaration of Trust, By-Laws, Management Agreement and Distribution Agreements previously filed as exhibits and incorporated herein by reference.

ITEM 28   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds(R). In addition, Mr. Charles B. Johnson was formerly a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-52152), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.




ITEM 29 PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Floating Rate Trust
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

   b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

   c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

ITEM 30   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA. 94404.

ITEM 31   MANAGEMENT SERVICES

There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32   UNDERTAKINGS

The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 22nd day of December, 1998.

                                 FRANKLIN NEW YORK TAX-FREE INCOME FUND
                                 (Registrant)

                                  By:   CHARLES B. JOHNSON*
                                        Charles B. Johnson
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

CHARLES B. JOHNSON*                       Principal Executive Officer
Charles B. Johnson                        and Trustee
                                          Dated: December 22, 1998

MARTIN L. FLANAGAN*                       Principal Financial Officer
Martin L. Flanagan                        Dated: December 22, 1998

DIOMEDES LOO-TAM*                         Principal Accounting Officer
Diomedes Loo-Tam                          Dated: December 22, 1998

HARRIS J. ASHTON*                         Trustee
Harris J. Ashton                          Dated: December 22, 1998

S. JOSEPH FORTUNATO*                      Trustee
S. Joseph Fortunato                       Dated: December 22, 1998

EDITH E. HOLIDAY*                         Trustee
Edith E. Holiday                          Dated: December 22, 1998

RUPERT H. JOHNSON, JR.*                   Trustee
Rupert H. Johnson, Jr.                    Dated: December 22, 1998

GORDON S. MACKLIN*                        Trustee
Gordon S. Macklin                         Dated: December 22, 1998


*BY  /s/Larry L. Greene, Attorney-in-Fact
     (Pursuant to Power of Attorney previously filed)




                    FRANKLIN NEW YORK TAX-FREE INCOME FUND
                            REGISTRATION STATEMENT
                                EXHIBITS INDEX

EXHIBIT NO.           DESCRIPTION                                      LOCATION
                                                                          *
EX-99.B1(i)           Agreement and Declaration of Trust dated
                      July 15, 1996

EX-99.B1(ii)          Certificate of Trust dated July 29, 1996            *

EX-99.B1(iii)         Agreement and Plan of Reorganization dated          *
                      July 30, 1996

EX-99.B2(i)           By-Laws                                             *

EX-99.B5(i)           Management Agreement between Registrant and         *
                      Franklin Investment Advisory Services,
                      Inc., dated May 1, 1997

EX-99.B6(i)           Amended and Restated Distribution Agreement         *
                      between Registrant and Franklin/Templeton
                      Distributors, Inc., dated May 1, 1997

EX-99.B6(ii)          Forms of Dealer Agreements between               Attached
                      Franklin/Templeton Distributors, Inc., and
                      Securities Dealers

EX-99.B8(i)           Master Custody Agreement between Registrant         *
                      and Bank of New York

EX-99.B8(ii)          Terminal Link Agreement between Registrant          *
                      and Bank of New York dated February 16, 1996

EX-99.B8(iii)         Amendment dated February 27, 1998, to               *
                      Exhibit A of the Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

EX-99.B8(iv)          Foreign Custody Manager Agreement between        Attached
                      the Registrant and Bank of New York dated
                      July 30, 1998

EX-99.B10(i)          Opinion and consent of counsel dated July           *
                      14, 1998

EX-99.B11(i)          Consent of Independent Auditors               Attached

EX-99.B13(i)          Letter of Understanding dated April 12, 1995        *

EX-99.B15(i)          Class I Distribution Plan pursuant to Rule          *
                      12b-1 dated May 1, 1997

EX-99.B15(ii)         Class II Distribution Plan Pursuant to Rule         *
                      12b-1 dated May 1, 1997

EX-99.B15(iii)        Form of Class B Distribution Plan pursuant       Attached
                      to Rule 12b-1 dated October 16, 1998

EX-99.B17(i)          Power of Attorney dated March 19, 1998              *

EX-99.B17(ii)         Certificate of Secretary dated March 19,            *
                      1998

EX-99.B18(i)          Form of Multiple Class Plan                      Attached

* Incorporated by Reference